                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934.

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 17, 2001


                                    KB HOME
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            DELAWARE                      1-9195                 95-3666267
(STATE OR OTHER JURISDICTION OF        (COMMISSION             (IRS EMPLOYER
       INCORPORATION)                  FILE NUMBER)          IDENTIFICATION NO.)


         10990 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA          90024
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 231-4000

                       KAUFMAN AND BROAD HOME CORPORATION
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 9.  Regulation FD Disclosure

     On Wednesday, January 17, 2001, the name of Kaufman and Broad Home Corporation was changed to KB HOME.


  Exhibit
  -------
    99.1      Press release dated January 17, 2001

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 18, 2001

                                       KB HOME


                                       /s/ KIMBERLY N. KING
                                       -----------------------------------------
                                       Kimberly N. King
                                       Corporate Secretary and Director,
                                       Corporate Legal Affairs

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------


    99.1           Press release dated January 17, 2001
